UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 21, 2008


                           Medical Nutrition USA, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-18349                   11-3686984
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)


             10 West Forest Avenue
             Englewood, New Jersey                                07631
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (201) 569-1188


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
Medical Nutrition USA, Inc.
Commission File No. 000-18349

Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

         On April 21, 2008, Medical Nutrition USA, Inc. released earnings for the fourth quarter and year ended January 31, 2008 and held an investor conference call on April 22, 2008 to discuss such release. A copy of the earnings release is attached hereto as Exhibit 99.1. A copy of the conference call script is attached hereto as Exhibit 99.2.


         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

           (c)    Exhibits.

                  Exhibit    Description
                  -------    -----------
                  99.1       Earnings press release dated April 21, 2008.

                  99.2       Conference call script dated April 22, 2008.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2008                  Medical Nutrition USA, Inc.

                                       By: /s/ Alan Levy
                                           ------------------------------------
                                           Name:  Alan Levy
                                           Title: Chief Financial Officer



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

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------
99.1        Earnings press release dated April 21, 2008.
99.2        Conference call script dated April 22, 2008.



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